Exhibit 24.1


                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Matthew Bollo, Susan Mills or David Reedy as his true and lawful attorney-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (including his capacity as director and/or officer of Salomon Brothers Mortgage Securities VII, Inc.), to sign any Registration Statement on Form S-3 and any or all amendments thereto (including post-effective amendments) of Salomon Brothers Mortgage Securities VII, Inc. under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



               SIGNATURE                               CAPACITY                                  DATE

   /s/ Mark Tsesarsky                   Director and President                             February 28, 2002
-------------------------------         (Principal Executive Officer)
Mark Tsesarsky

   /s/ Mark Kleinman                    Treasurer (Principal Financial                     February 28, 2002
------------------------------          Officer and Principal
Mark Kleinman                           Accounting Officer)


   /s/ Jeffrey A. Perlowitz             Director and Vice President                        February 28, 2002
------------------------------
Jeffrey A. Perlowitz

   /s/ Marcy Engel                      Director                                           February 28, 2002
----------------------------------
Marcy Engel